Exhibit 99.1
UNITED STATES OF AMERICA
BEFORE THE
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
OFFICER OF COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C.
OFFICE OF THRIFT SUPERVISION
WASHINGTON, D.C.

In the Matter of	FRB Docket Nos. 11-052-B-SC-1 11-052-B-SC-2 11-052-B-SC-3
Lender Processing Services, Inc. Jacksonville, Florida DocX, LLC Alpharetta, Georgia LPS Default Solutions, Inc. Mendota Heights, Minnesota	FDIC-11-204b OCC AA-EC-11-46 OTS DC-11-039
CONSENT ORDER
     WHEREAS, Lender Processing Services, Inc., Jacksonville, Florida (“LPS”), is a leading domestic provider of default management services to the mortgage lending industry, including but not limited to services related to foreclosure, and has provided such services through a number of subsidiaries, including LPS Default Solutions, Inc., Mendota Heights, Minnesota, and DocX, LLC, Alpharetta, Georgia (together with LPS, collectively referred to herein as “LPS”);
     WHEREAS, LPS’s financial institution clients include depository institutions regularly examined by, or subsidiaries or affiliates of depository institutions subject to examination by, the Board of Governors of the Federal Reserve System (“Board of Governors”), the Office of the

Comptroller of the Currency (“OCC”), the Federal Deposit Insurance Corporation (“FDIC”), and the Office of Thrift Supervision (“OTS”) (“Examined Servicers”). The Board of Governors, the OCC, the FDIC, and the OTS (collectively, the “Agencies”) are each an appropriate Federal banking agency, as defined in section 1(b)(1) of the Bank Service Company Act (12 U.S.C. § 1861(b)(1)), for one or more Examined Servicers;
     WHEREAS, the default management and other services that LPS provides to the Examined Servicers are authorized under, among other things, the Bank Service Company Act (12 U.S.C. § 1861, et seq.), and each Examined Servicer causes the services to be performed for the Examined Servicer by contract or otherwise;
     WHEREAS, pursuant to section 7(c) of the Bank Service Company Act (12 U.S.C. § 1867(c)), the default management and other services that LPS provides to the Examined Servicers are subject to regulation and examination by an appropriate Federal banking agency to the same extent that such services would be subject to regulation and examination if performed by the Examined Servicer on its own premises;
     WHEREAS, LPS’s default management services are used by Examined Servicers to manage defaulted loans and facilitate completing foreclosures, including related bankruptcy proceedings, by outsourcing certain business processes necessary to take a loan and the underlying property through the default, foreclosure and disposition process, including related bankruptcy processes. The default management services that LPS provides to Examined Servicers include document support services.
     WHEREAS, Examined Servicers and outside foreclosure attorneys may contract to use an LPS software product called “LPS Desktop” designed to improve process management,

including processes related to document preparation. Examined servicers who contract to use LPS Desktop may also contract for LPS’s default management services;
     WHEREAS, prior to February 2010, the default management services LPS provided to certain Examined Servicers also included executing documents on behalf of such Examined Servicers (including on behalf of Mortgage Electronic Registration Systems, Inc. for Examined Servicers);
     WHEREAS, to facilitate the document execution services, certain Examined Servicers appointed LPS as an agent of that Examined Servicer, or one or more LPS employees as agents or officers of that Examined Servicer, to execute certain documents on behalf of that Examined Servicer. In their capacity as agent or officer of an Examined Servicer, LPS and its employees serving as agents or officers of Examined Servicers were institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the “FDI Act”) (12 U.S.C. §§ 1813(u) and 1818(b)(3)), of the Examined Servicer;
     WHEREAS, the Agencies issue by consent this order pursuant to section 7(d) of the Bank Service Company Act (12 U.S.C. § 1867(d)) and this order to cease and desist under section 8(b) of the FDI Act (12 U.S.C. § 1818(b)) against LPS (the “Order”);
     WHEREAS, in providing document execution services to Examined Servicers, including services that facilitated completing foreclosures, LPS and its employees allegedly:
     (a) Executed numerous affidavits and similar sworn statements (collectively, “Affidavits”) making various assertions, such as the ownership of the mortgage note and mortgage (or deed of trust), the amount of principal and interest due, and the fees and expenses chargeable to the borrower, in which the affiant represented that the assertions in the Affidavit were made based on personal knowledge or based on a review by the affiant of the relevant books and records, when, in many cases, they were not based on such knowledge or review. LPS executed these Affidavits on behalf of Examined Servicers knowing they would be filed in state courts and in connection with bankruptcy proceedings in federal courts;
     (b) Executed assignments of mortgages containing inaccurate information pertaining to matters including the identity and location of the assignee and beneficiary and the effective date of the assignment. LPS recorded or caused to be recorded these assignments of mortgages in local land record offices, or executed them on behalf of Examined Servicers knowing they would be filed in state courts or in connection with bankruptcy proceedings in federal courts;
     (c) Executed Affidavits, assignments of mortgages, and other mortgage-related documents (collectively, “Mortgage Documents”) on behalf of Examined Servicers without authority to execute the Mortgage Documents, specifically without having been duly appointed as an agent or officer of the Examined Servicers to execute documents on behalf of the Examined Servicers;
     (d) Recorded or caused to be recorded in local land records offices numerous Mortgage Documents that were not properly notarized, including those not signed or affirmed in the presence of a notary, or knew that such Mortgage Documents would be filed in state and federal courts;
     (e) Failed to respond in a sufficient and timely manner to the increased level of foreclosures by increasing financial, staffing, and managerial resources to ensure that LPS adequately handled the document execution services that LPS provided to Examined Servicers; and

     (f) Failed to have adequate internal controls, policies and procedures, compliance, risk management, internal audit, and oversight of the document execution services that LPS provided to Examined Servicers;
     WHEREAS, the practices set forth above allegedly constitute unsafe and unsound banking practices;
     WHEREAS, in connection with a horizontal review of various major residential mortgage servicers conducted by the Agencies, examiners from the Agencies conducted a limited review of the document execution services that LPS provided to Examined Servicers;
     WHEREAS, it is the common goal of the Agencies and LPS to ensure that LPS operates in a safe and sound manner and in compliance with all applicable federal and state laws, rules, regulations, court orders, and contractual obligations (collectively, “Legal Requirements”);
     WHEREAS, after certain conduct set forth above became known, LPS took steps to remediate a limited number of assignments of mortgages containing inaccuracies or other deficiencies;
     WHEREAS, although LPS Default Solutions, Inc., and DocX, LLC, ceased providing document execution services to Examined Servicers in or around February 2010, LPS or subsidiaries of LPS continue to provide certain document execution services to statutory trustees in non-judicial foreclosure jurisdictions and is not precluded from providing document execution services to Examined Servicers in the future;
     WHEREAS, LPS has agreed to take remedial action required by this Order with respect to the Mortgage Documents; and
     WHEREAS, the board of directors of LPS, at a duly constituted meeting, adopted a resolution authorizing and directing Jeffrey S. Carbiener to enter into this Order on behalf of

LPS, and consenting to compliance with each and every applicable provision of this Order by LPS and its institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the FDI Act (12 U.S.C. §§ 1813(u) and 1818(b)(3)), and waiving any and all rights that LPS may have pursuant to section 8 of the FDI Act (12 U.S.C. § 1818) or otherwise, including, but not limited to: (i) the issuance of a notice of charges; (ii) a hearing for the purpose of taking evidence on any matters set forth in this Order; (iii) judicial review of this Order; (iv) contest the issuance of this Order by the Agencies; and (v) challenge or contest, in any manner, the basis, issuance, validity, terms, effectiveness or enforceability of this Order or any provision hereof.
     NOW, THEREFORE, before the filing of any notices, or taking of any testimony or adjudication of or finding on any issues of fact or law herein, and without this Order constituting an admission or denial by LPS of any allegation made or implied by the Agencies in connection with this matter, and solely for the purpose of settling this matter without a formal proceeding being filed and without the necessity for protracted or extended hearings or testimony and pursuant to the aforesaid resolutions:
     IT IS HEREBY ORDERED by the Board of Governors, pursuant to section 7(d) of the Bank Service Company Act (12 U.S.C. § 1867(d)) and sections 8(b)(1) and (3) of the FDI Act (12 U.S.C. §§1818(b)(1) and 1818(b)(3)), and by the FDIC, OCC, and OTS pursuant to section 7(d) of the Bank Service Company Act (12 U.S.C. § 1867(d)) and section 8(b)(1) of the FDI Act (12 U.S.C. § 1818(b)(1)), that LPS and its institution-affiliated parties shall cease and desist and take affirmative action as follows:
Board Oversight
     1. Within 60 days of this Order, the board of LPS shall submit to the Agencies an acceptable written plan to strengthen the board’s oversight of default management services that

LPS provides to Examined Servicers, including the board’s oversight of risk management, audit, and compliance programs concerning default management services. The plan shall also describe the actions that the board of directors will take to improve LPS’s risk management, audit, and compliance programs, and a timeline for actions to be taken. The plan shall, at a minimum, address, consider, and include:
          (a) Funding for personnel, systems, and other resources as are needed to carry out LPS’s default management services activities and operations in full compliance with Legal Requirements, and the requirements of this Order, taking into consideration current and expected activities, operations, and volumes;
          (b) funding for personnel, systems, and other resources as are needed to operate risk management and compliance programs that are safe and sound and that are commensurate with the risk profile of LPS’s default management services activities and operations;
          (c) steps to ensure that LPS’s default management services activities and operations have adequate levels and types of officers and staff to carry out those activities and operations in compliance with Legal Requirements and the requirements of this Order, and taking into account the size and complexity of those activities and operations; that they have officers and staff with the requisite qualifications, skills, and ability to comply with the requirements of this Order; and a timetable for hiring any necessary additional officers and staff; and that they establish satisfactory metrics to measure and ensure the adequacy of staffing levels;
          (d) periodic reviews of the adequacy of the levels and types of officers and staff to carry out default management services activities in light of current and expected activities, operations, and volumes, and changes in Legal Requirements;

          (e) steps to ensure that risk management, audit, and compliance programs for LPS have adequate levels and types of officers and staff and that they have officers and staff with the requisite qualifications, skills, and ability to comply with the requirements of this Order, and a timetable for hiring any necessary additional officers and staff;
          (f) policies to ensure that the risk management, audit, and compliance programs with respect to default management services activities have the requisite authorities and status within LPS to effectively operate the programs, and that there is adequate coordination with respect to these programs to ensure that any problems or deficiencies that are identified within default management services activities and operations are comprehensively reviewed and remedied;
          (g) steps to improve the information and reports that will be regularly reviewed by LPS’s board of directors, including operational, compliance, legal, reputational, and other risk assessments, to assess the performance of default management services activities and operations, as well as the risk management and compliance programs and associated functions, including compliance risk assessments, and the status and results of measures taken, or to be taken, to remediate default management services activities and operations deficiencies, and to comply with this Order; and
          (h) steps to ensure that LPS timely and effectively communicates with Examined Servicers concerning Legal Requirements and legal proceedings related to default management services that LPS provides to Examined Servicers that may generally affect Examined Servicers, including court decisions related to Mortgage Documents executed by LPS and its employees on behalf of Examined Servicers.

Document Execution Review, Remediation Plan, and Review and Remediation Report
     2. (a) Within 45 days of this Order, LPS shall retain an independent consultant, acceptable to the Agencies, to conduct an independent review of the document execution services that LPS provided to Examined Servicers at any time between January 1, 2008 and December 31, 2010 (“Document Execution Review”). The review shall focus primarily (but not exclusively) on aspects of judicial and non-judicial foreclosures and related bankruptcy proceedings, and other related litigation that have not previously been reviewed or subject to examination, such as bankruptcy proceedings, or second-lien foreclosure actions.
          (b) The purpose of the Document Execution Review shall be to determine, at a minimum:
               (i) whether factual assertions made in Mortgage Documents executed by LPS and its employees on behalf of Examined Servicers were correct, including assertions pertaining to (1) personal knowledge, review of the relevant books and records, or other similar due diligence, (2) ownership of the mortgage note and mortgage (or deed of trust), (3) the length of time that the mortgage note was in default, (4) the fees and expenses chargeable to the borrower, (5) the identity and location of the assignee and beneficiary, and (6) the effective date of the assignment;
               (ii) whether LPS and its employees had authority to execute Mortgage Documents on behalf of the Examined Servicers or the relevant investor on whose behalf it executed Mortgage Documents;
               (iii) whether the practices of LPS and its employees in notarizing Mortgage Documents were consistent with the notarization or attestation clause;

               (iv) whether LPS and its employees executed Mortgage Documents in compliance with Legal Requirements, including by virtue of the assertions, authority, and practices referenced in paragraphs 2(b)(i), (ii), and (iii) of this Order, respectively; and
               (v) whether the assertions, authority, practices, and compliance referenced in paragraphs 2(b)(i) through (iv) above resulted in financial harm to borrowers, or Examined Servicers.
          (c) The Document Execution Review should also assess, at a minimum:
               (i) LPS’s ability to identify affected Mortgage Documents, including the extent to which it is necessary or appropriate for LPS to secure assistance from Examined Servicers (such as access to systems and records), and the efficiency and effectiveness of means and methods available to identify affected Mortgage Documents;
               (ii) LPS’s ability to remediate affected Mortgage Documents, including the extent to which remediation is necessary, appropriate, and authorized under Legal Requirements, the extent to which it is necessary or appropriate for LPS to secure assistance from Examined Servicers (such as newly executed authorizations to execute Mortgage Documents on behalf of Examined Servicers), and the efficiency and effectiveness of means and methods available to remediate affected Mortgage Documents;
               (iii) an assessment of any financial injury to Examined Servicers and borrowers from the document execution services provided by LPS, and the amount any such Examined Servicer or borrower should be reimbursed for any such financial injury.
          (d) LPS, in conducting the Document Execution Review, shall seek the cooperation of Examined Servicers and use its reasonable best efforts to secure their cooperation.

          (e) The independent consultant shall prepare a written report detailing the findings of the Document Execution Review (the “Document Execution Report”). At the same time that the report is provided to LPS, LPS shall provide to the Agencies a copy of the Document Execution Report and to each Examined Servicer a copy of those portions of the report that pertain to the Examined Servicer.
          (f) Within 45 days of receipt of the Document Execution Report, LPS shall submit a remediation plan, acceptable to the Agencies, for identifying and remediating or causing to be remediated any Mortgage Documents affected by the assertions, authority, practices, and compliance referenced in paragraphs 2(b)(i) through (iv) of this Order (“Remediation Plan”). The Remediation Plan shall require and include, at a minimum:
               (i) Measures necessary to identify the affected Mortgage Documents;
               (ii) measures necessary to remediate, as appropriate, the affected Mortgage Documents;
               (iii) a description of the expertise and resources to be dedicated to the Remediation Plan;
               (iv) measures to communicate with Examined Servicers, including concerning the identification and remediation of affected Mortgage Documents;
               (v) measures to reimburse the Examined Servicer or borrower, as appropriate, for financial injury from the document execution services provided by LPS;
               (vi) in cooperation with the relevant Examined Servicer, appropriate measures to remediate any foreclosure sale where the foreclosure did not meet the applicable Legal Requirements;

               (vii) the designation and appointment by LPS of a qualified senior officer or committee of LPS for the purpose of coordinating, supervising, monitoring and overseeing the implementation and completion of the Remediation Plan; and
               (viii) periodic reports to the Agencies throughout the implementation and completion of the Remediation Plan.
     3. Within 15 days of the engagement of the independent consultant described in paragraph 2 of this Order, but prior to the commencement of the Document Execution Review, LPS shall submit to the Agencies for approval an engagement letter that sets forth:
          (a) The methodology for conducting the Document Execution Review and developing the Remediation Plan, including (i) a description of LPS information systems and documents to be reviewed, (ii) mechanisms for obtaining information from Examined Servicers pursuant to paragraph 2(d) or otherwise, (iii) other procedures necessary to make the required determinations (such as through interviews of LPS employees who signed or notarized Mortgage Documents). In setting the scope and review methodology, the independent consultant may consider any work already done by LPS or other third-parties on behalf of LPS. If any sampling techniques are to be used, the engagement letter shall contain a full description of the statistical basis for the sampling methods chosen, as well as procedures to increase the size of the sample depending on the results of initial sampling;
          (b) the expertise and resources to be dedicated to the Document Execution Review;
          (c) completion of the Document Execution Review, development of the Remediation Plan, and completion of the Document Execution Report within 120 days of the engagement; and

          (d) a written commitment that any workpapers associated with the Document Execution Review shall be made available to the Agencies upon request.
Compliance
     4. Within 60 days of this Order, LPS shall submit to the Agencies an acceptable compliance program and timeline for implementation to ensure that LPS’s default management services performed for Examined Servicers comply with Legal Requirements, the Agencies’ supervisory guidance, and LPS’s internal policies, procedures, and processes. The program shall, at a minimum, address, consider, and include:
          (a) The appropriate allocation of responsibilities regarding compliance with Legal Requirements between:
               (i) LPS and Examined Servicers; and
               (ii) LPS and external counsel retained to represent the interests of owners of mortgages in the Examined Servicer’s portfolio in foreclosure or bankruptcy proceedings (“Foreclosure Counsel”);
          (b) effective communication of the allocation of responsibilities regarding compliance with Legal Requirements to LPS staff, to Examined Servicers, and to Foreclosure Counsel;
          (c) policies, procedures, and processes to ensure that LPS complies with its allocated responsibilities for compliance with Legal Requirements;
          (d) the scope and frequency of independent testing for compliance with Legal Requirements, the Agencies’ supervisory guidance, and the requirements of LPS’s internal policies, procedures, and processes by qualified parties with requisite knowledge and ability

(which may include internal audit) who are independent of LPS’s business lines and compliance function;
          (e) measures to ensure that policies, procedures, and processes are updated on an ongoing basis as necessary to incorporate new or changes to Legal Requirements and the Agencies’ supervisory guidance; and
          (f) the findings, conclusions, and recommendations of the independent consultant that was engaged by LPS to conduct the Document Execution Review.
Risk Assessment
     5. Within 10 days of this Order, LPS shall retain an independent consultant acceptable to the Agencies to conduct a comprehensive assessment of LPS’s risks with respect to default management services performed for Examined Servicers, including, but not limited to, operational, compliance, legal, and reputational risks. The independent consultant shall prepare a written risk assessment and provide it to LPS within 90 days of this Order, and LPS shall provide it to the Agencies at the same time that it is provided to LPS. The risk assessment shall, at a minimum, address, consider, and include:
          (a) The scope and complexity of LPS’s activities and operations regarding default management services performed for Examined Servicers, including LPS’s management, monitoring, or oversight of services provided by any independent contractor, consulting firm, law firm, property manager, or other third party (including any subsidiary or affiliate of LPS) (collectively, “Third-Party Providers”) to any Examined Servicer;
          (b) an evaluation of the risk exposures to LPS and to Examined Servicers with respect to any document execution services that LPS or any of its subsidiaries provide to

Examined Servicers, including, but not limited to, document execution services performed with respect to documents prepared for use in non-judicial foreclosures;
          (c) an evaluation of risk exposures to LPS and to Examined Servicers, taking into account risks inherent in LPS’s business activities and in managing, monitoring, or overseeing services provided by Third-Party Providers to Examined Servicers;
          (d) an assessment of the effectiveness of established controls designed to mitigate each type of risk and identify residual risks; and
          (e) recommendations for improving risk management.
     6. Within 15 days of the engagement of the independent consultant described in paragraph 5 of this Order, but prior to the commencement of the comprehensive risk assessment, LPS shall submit to the Agencies for approval an engagement letter that sets forth:
          (a) The scope and methodology for conducting the risk assessment, including a detailed description of the areas to be reviewed;
          (b) the expertise and resources to be dedicated to the risk assessment; and
          (c) a written commitment that any workpapers associated with the risk assessment shall be made available to the Agencies upon request.
Risk Management
     7. Within 60 days of submission of the comprehensive risk assessment conducted pursuant to paragraph 5 of this Order, LPS shall submit to the Agencies an acceptable, comprehensive risk management program for LPS’s default management services activities provided to Examined Servicers. The program shall provide for the oversight by LPS’s senior risk managers and LPS’s board of directors and senior management of the development and implementation of formalized policies and mitigation processes for all identified risks to LPS and to Examined Servicers. The program shall, at a minimum, address, consider, and include:
          (a) The structure and composition of LPS’s board risk management committee and a determination of the optimum structure and composition needed to provide adequate oversight of LPS’s firm-wide risk management;
          (b) a detailed description of the responsibilities of the line-of-business staff, legal department, and internal audit department regarding risk assessment and management, including, but not limited to, operational, compliance, legal, and reputational risks;
          (c) written policies, procedures, and risk management standards;
          (d) processes to adequately identify risk levels and trends;
          (e) processes to document, measure, assess, and report key risk indicators;
          (f) controls to mitigate risks;
          (g) procedures for the escalation of significant matters related to risks to appropriate senior officers and board committees;
          (h) the scope and frequency of comprehensive risk assessments;
          (i) a formal method to ensure effective communication of established risk management policies, procedures, and standards to all appropriate business line and other staff;
          (j) periodic testing of the effectiveness of the risk management program; and
          (k) the findings and recommendations of the independent consultant described in paragraph 5 of this Order.

Audit
     8. Within 60 days of this Order, LPS shall submit to the Agencies an acceptable written plan to enhance the internal audit program to periodically review compliance with Legal Requirements and the Agencies’ supervisory guidance with respect to default management services provided to Examined Servicers that shall, at a minimum, provide for:
          (a) An annual written, risk-based audit plan approved by LPS’s board of directors that encompasses all appropriate areas of audit coverage;
          (b) the scope and frequency of audits;
          (c) the independence of the internal auditor, audit staff, and LPS’s audit committee;
          (d) inclusion in the audit scope reviews of internal controls, management information systems (“MIS”), and compliance with LPS’s internal policies, procedures, and processes;
          (e) adequate testing and review of MIS related to LPS’s default management services activities and operations to ensure compliance with the Legal Requirements;
          (f) controls to ensure that audits are completed on a timely basis in accordance with the approved audit plan;
          (g) adequate staffing of the audit function by qualified staff;
          (h) timely resolution of audit findings and follow-up reviews to ensure completion and effectiveness of corrective measures;
          (i) comprehensive documentation, tracking, and reporting of the status and resolution of audit findings to LPS’s audit committee, at least quarterly; and

          (j) establishment of escalation procedures for resolving any differences of opinion between audit staff and management concerning audit exceptions and recommendations, with any disputes to be resolved by LPS’s audit committee.
Approval, Implementation, Progress Reports, and Administration
     9. (a) LPS shall submit the written plans, programs, and engagement letters acceptable to the Agencies within the applicable time periods set forth in paragraphs 1, 3, 4, 6, 7, and 8 of this Order. The independent consultants acceptable to the Agencies shall be retained by LPS within the applicable period set forth in paragraphs 2(a) and 5 of this Order.
          (b) Within 10 days of approval by the Agencies, LPS shall adopt the approved plans and programs. Upon adoption, LPS shall implement the approved plans and programs and thereafter fully comply with them.
          (c) During the term of this Order, the approved plans, programs, and engagement letters shall not be amended or rescinded without the prior written approval of the Agencies.
          (d) During the term of this Order, LPS shall revise the approved plans and programs as necessary to incorporate new or changes to the Legal Requirements and the Agencies’ supervisory guidance. The revised plans and programs shall be submitted to the Agencies for approval at the same time as the progress reports described in paragraph 10 of this Order.
     10. Within 30 days after the end of each calendar quarter following the date of this Order, LPS’s board of directors shall submit to the Agencies written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of this Order and the results thereof. The Agencies may, in writing, discontinue the requirement for progress reports or modify the reporting schedule.
     11. The Agencies may designate one of them as Administrator of this Order to receive, at the address specified in paragraph 12 of this Order, all written plans, programs, engagement letters, and other submissions required under this Order and, to communicate the approvals and determinations specified in, and take any other action contemplated by, paragraphs 9, 10, 14, and 15 of this Order. The Agencies designate the Board of Governors (through the Federal Reserve Bank of Atlanta) as the initial Administrator. Any change in the Administrator of this Order will be communicated to LPS in writing.
Notices
     12. All communications regarding this Order shall be sent to:
(a)	Kathryn Hinton Assistant Vice President Supervision and Regulation Department Federal Reserve Bank of Atlanta 1000 Peachtree Street, N.E. Atlanta, Georgia 30309

(b)	Todd C. Johnson Executive Vice President & General Counsel Lender Processing Services, Inc. 601 Riverside Avenue, T-1 Jacksonville, Florida 32204
Miscellaneous
     13. The provisions of this Order shall be binding on LPS and each of its institution-affiliated parties in their capacities as such, and their successors and assigns.
     14. Each provision of this Order shall remain effective and enforceable until stayed, modified, terminated, or suspended in writing by the Agencies.

     15. Notwithstanding any provision of this Order, the Agencies may, in their sole discretion, grant written extensions of time to LPS to comply with any provision of this Order.
     16. The provisions of this Order shall not bar, estop, or otherwise prevent the Agencies or any other federal or state agency from taking any further or other action affecting LPS or any of its current or former institution-affiliated parties or their successors or assigns.
     17. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto, and their successors hereunder, any benefit or any legal or equitable right, remedy, or claim under this Order.
     By Order of the Board of Governors effective this 13th day of April, 2011.
     By Order of the Federal Deposit Insurance Corporation effective this 13th day of April, 2011.
     By Order of the Office of the Comptroller of the Currency effective this 13th day of April, 2011.
     By Order of the Office of Thrift Supervision effective this 13th day of April, 2011.

LENDER PROCESSING SERVICES, INC.		DOCX, LLC

By:	/s/ Jeffrey S. Carbiener	By:	/s/ Jeffrey S. Carbiener

	Jeffrey S. Carbiener		Jeffrey S. Carbiener

LPS DEFAULT SOLUTIONS, INC.		BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

By:	/s/ Jeffrey S. Carbiener	By:	/s/ Jennifer J. Johnson

	Jeffrey S. Carbiener		Jennifer J. Johnson
Secretary of the Board

OFFICE OF THE COMPTROLLER OF THE CURRENCY		FEDERAL DEPOSIT INSURANCE CORPORATION

By:	/s/ Joseph H. Evers	By:	/s/ Thomas J. Dujenski

	Joseph H. Evers		Thomas J. Dujenski
	Deputy Comptroller for		Regional Director
	Large Bank Supervision		Atlanta Regional Office

OFFICE OF THRIFT SUPERVISION

By:	/s/ Thomas A. Barnes

Thomas A. Barnes Deputy Director, Examinations, Supervision and Consumer Protection